UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2007

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On February 14, 2007, the Registrant’s wholly-owned subsidiary, Harrah’s Operating Company, Inc., entered into an Additional Credit Agreement by and among the Lenders named therein, Harrah’s Operating Company, Inc., as Borrower, and the Registrant, as Guarantor. The Additional Credit Agreement provides borrowing capacity of $2,250,000,000 comprised of a $1,125,000,000 term loan and a $1,125,000,000 revolving credit facility. The maturity date of the Additional Credit Agreement is February 14, 2010.

In regards to the facility, Banc of America Securities LLC and Deutsche Bank Securities Inc. were Joint Lead Arrangers and Joint Book Managers, Deutsche Bank AG New York Branch acted as Syndication Agent, Citigroup Global Markets, Inc., Credit Suisse, Cayman Islands Branch, JPMorgan Chase Bank, N.A. and Merrill Lynch Pierce Fenner & Smith Incorporated acted as Co-Documentation Agents and Bank of America, N.A. acted as Administrative Agent.

The foregoing summary of the Additional Credit Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Additional Credit Agreement, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 2.03 in its entirety and made a part of this Item 2.03.

The payment of all outstanding principal, interest and other amounts outstanding under the Additional Credit Agreement may be declared immediately due and payable upon the occurrence of an event of default. The Additional Credit Agreement contains customary events of default, including failure of the Company to make payments when due, and failure to comply with specific covenants, conditions or agreements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

10.1	Additional Credit Agreement dated February 14, 2007 among Harrah’s Entertainment, Inc. as Guarantor, Harrah’s Operating Company, Inc. as Borrower and the Lenders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: February 20, 2007	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document Description
10.1	Additional Credit Agreement dated February 14, 2007 among Harrah’s Entertainment, Inc. as Guarantor, Harrah’s Operating Company, Inc. as Borrower and the Lenders named therein.